                       Supplement dated December 23, 1998
                      to Prospectus dated August 1, 1998 of

                     BT ALEX. BROWN CASH RESERVE FUND, INC.
                                  Prime Series
                                 Treasury Series
                                 Tax-Free Series

         On December 18, 1998, the Fund's Board of Directors adopted a shareholder service plan (the "Plan") for the BT Alex. Brown Cash Reserve Shares of each of the Prime Series, the Treasury Series and the Tax-Free Series (the "Shares"). Under the terms of each Plan, the Fund will pay ICC Distributors, Inc. (the "Distributor") an annual service fee of 0.05% of the Shares' average daily net assets. The Distributor will use the service fee to pay third parties for services for which they are not otherwise being compensated under a dealer or shareholder servicing agreement entered into pursuant to a Rule 12b-1 Plan.

         The Annual Fund Operating Expenses and Example on page 2 of the Prospectus are amended and restated below to reflect the new shareholder service fees. In addition, the Expenses and Example for the Treasury Series have been restated to reflect fee waivers by Investment Company Capital Corp. (the "Advisor").

                    Annual Fund Operating Expenses                         Prime          Treasury         Tax-Free
                 (as a % of average daily net assets)                      Series          Series           Series
                 ------------------------------------                      ------          ------           ------
Management Fees (See "Management of the Fund-
   Investment Advisor)(net of fee waivers for the Treasury
   Series)............................................................     0.26%            0.19%*           0.27%
12b-1 Fees (See "Management of the Fund-Distributor").................     0.25%            0.25%            0.25%
Other Expenses (including a 0.05% Shareholder Service Fee
   for each class)....................................................     0.21%            0.15%            0.13%
                                                                           -----            -----            -----
Total Fund Operating Expenses (net of fee waivers for the
   Treasury Series)...................................................     0.72%            0.59%*           0.65%
                                                                           =====           =======           =====

-------
* The Advisor is voluntarily waiving its fee on the Treasury Series to the extent required so that Total Fund Operating Expenses for the BT Alex. Brown Cash Reserve Treasury Shares class do not exceed 0.59%. Absent such fee waivers, Management Fees would be 0.24% and Total Fund Operating Expenses would be 0.64% of the BT Alex. Brown Cash Reserve Treasury Shares class' average daily net assets. The waiver is voluntary and may be terminated at any time.

Example:

You would pay the following expenses on a $1,000 investment in each Series assuming (1) 5% annual return, and (2) redemption at the end of each time period:

1 year.............................     $ 7             $ 6              $ 7
3 years............................     $23             $19              $21
5 years............................     $40             $33              $36
10 years...........................     $89             $74              $81

The Expenses and Example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CASHPRSSUP1
(12/98)

                       Supplement dated December 23, 1998
                      to Prospectus dated August 1, 1998 of

          BT ALEX. BROWN CASH RESERVE FUND, INC. - INSTITUTIONAL SHARES
                                  Prime Series
                                 Treasury Series
                                 Tax-Free Series

         The Annual Fund Operating Expenses and Example on page 2 of the Prospectus are amended and restated as follows with respect to the Treasury Institutional Shares class to reflect fee waivers for the Treasury Series.


                                 Annual Fund Operating Expenses                                            Treasury
                              (as a % of average daily net assets)                                   Institutional Shares
                              ------------------------------------                                   --------------------
Management Fees (See "Management of the Fund-Investment Advisor)
   (net of fee waivers for the Treasury Series).................................................            0.19%*
12b-1 Fees (See "Management of the Fund-Distributor")...........................................             None
Other Expenses..................................................................................            0.10%
             -                                                                                              -----
Total Fund Operating Expenses (net of fee waivers for the Treasury Series)......................            0.29%*
                                                                                                            ======

-------
* The Advisor is voluntarily waiving its fee on the Treasury Series to the extent required so that Total Fund Operating Expenses for the Treasury Institutional Shares class do not exceed 0.29% of such class' average daily net assets. Absent such fee waivers, Management Fees would be 0.24% and Total Fund Operating Expenses would be 0.34% of the Treasury Institutional Shares class' average daily net assets. The waiver is voluntary and may be terminated at any time.


Example:

You would pay the following expenses on a $1,000 investment in Treasury Institutional Shares assuming (1) 5% annual return, and (2) redemption at the end of each time period:


1 year..........................................             $ 3
3 years.........................................             $ 9
5 years.........................................             $16
10 years........................................             $20

The Expenses and Example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.









TRIPRSSUP1
(12/98)